Manor
Investment Funds

2nd Quarter Report
June 30, 2017
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, LLC

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

June 30, 2017

Dear Fellow Shareholders:

Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.

Innovation and Adaptation

In the early 60's a young student at Yale University wrote a paper for his economics class on a new concept for a delivery service. Legend has it that he barely earned a C for the paper (much like another famous Yale University graduate) from a dismissive professor who told him that the idea wasn't feasible. The young man was Frederick Smith, and the paper became the basis for the company he founded, Federal Express. His company transformed the mail and package shipping industry, using overnight delivery to create a multi-billion dollar company and turning FedEx into a highly respected global brand.

There are several lessons from the experience of Fred Smith and his company that may be instructive for our economy and the financial markets today. His business idea was truly innovative, targeting a low-tech industry with entrenched participants. He took tremendous risks in the early years and went to great lengths to keep the company afloat. His focus on long-term goals ultimately created millions of jobs, but also created many winners and losers among those who tried to emulate him or those who resisted.

We can see the similar innovators in our economy today as companies like Apple, Amazon, Facebook, and Uber transformed industries and created global brands and businesses. It is interesting to note that this "second wave" of innovation has really been an adaptation of the technology infrastructure created during the first wave of innovation in the late 1990's. It has taken much more than a decade, and there have been more than a few winners and losers along the way, but it is clear that major economic sectors are changing.

Some have argued that the Fed has been an innovator over the past decade. Coordinated interest rate policy that pushed short term rates to zero, and the outright purchase of government securities (quantitative easing) are examples of policy innovations. Those innovations have been extended as the Fed expanded its purchases to mortgage backed securities, as well. The financial markets and investors have been forced to adapt to this new role of Fed policy.

Innovation has occurred in the financial markets, as well. High frequency computer driven trading algorithms ignore valuation metrics, ultra low cost electronic trading encourage more trading, and a plethora of ETF and index offerings mask risk and diversification concerns. As the markets push to new highs it is difficult to determine if the adaptation of these innovations is truly transformative, or if they will disrupt the ability of investors to make sound long-term decisions.

As the financial markets adapt to these innovations it has become more difficult to reconcile traditional valuation measures to their historical norms. Companies mentioned above, and many others like them, have disrupted those metrics replacing plant and equipment assets with intellectual property and outsourced manufacturing, and traditional debt-based financing with venture capital and private equity. The process is further complicated as pro-forma earnings and cash flow have replaced reports based on generally accepted accounting principals.

The Manor Fund

The Manor Fund rose 3.63%, net of all fees and expenses, during the quarter ending June 30, 2017, outperforming both the S&P 500 index return of 3.09% and comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index, return of 2.97%. The Fund also outperformed both the S&P 500 index and comparable mutual funds during the trailing year returning 22.01% for the Fund compared to 17.91% for the S&P 500 and 18.74% for comparable mutual funds. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 3-year, 5-year, and 10-year periods with annualized returns of 5.13%, 12.53%, and 6.25% for the Fund compared to annualized returns of 9.62%, 14.58%, and 7.15% for the S&P 500 index, and returns of 8.31%, 13.74%, and 6.39% for the Lipper Large-Cap Core mutual fund index.

During the 2nd Quarter of 2017, the Fund was helped by strong performance from Delta Airlines, Inc., Avery Dennison Corp., Anthem, Inc., Carnival Corp., and FedEx Corporation. The shares of Delta Airlines, one of the weak performers last quarter, rose steadily. The company reported revenue and earnings above expectations despite a decline in passenger unit revenues. Also contributing to the strength in the stock was management expectations of increasing passenger unit revenues and the downward trend of oil prices which contribute to lower fuel costs, a major component of the cost structure for all airlines. The shares of Avery Dennison rose steadily throughout the quarter. The stock was a top performer last quarter, as well. Avery reported revenue and earnings above expectations and raised guidance again based on strong operating results. The shares of Anthem, a managed care company offering health plans for business and government, also rose steadily throughout the quarter. The company announced revenue and earnings above expectations and raised guidance. Anthem has managed its business well through the recent changes in healthcare policy. The shares of Carnival also rose steadily throughout the quarter. The cruise line company reported revenue and earnings above expectations, and raised guidance. Carnival has experienced increased bookings and higher pricing, as well as fuel savings from lower oil prices. The shares of FedEx rose late in the quarter after the company reported earnings above expectations and strong revenue growth. Results were aided by increased package volume, higher base rates, and lower fuel costs.

Notable laggards during the 2nd Quarter of 2017 include Kroger Company, Discover Financial Services, Baker Hughes, Inc., Signet Jewelers, Ltd., and AT&T, Inc. The shares of Kroger fell sharply when the company reported quarterly results. Kroger reported earnings in line with expectations and revenue growth, but reduced earnings guidance for the next fiscal year. The stock fell sharply again the next day after Amazon announced its purchase of Whole Foods. The news raised investor concerns that higher competition and pricing pressures would pressure already thin operating margins. The shares of Baker Hughes trended lower despite announcing earnings above expectations. Positive comments by management about improving market conditions and progress on the pending combination with GE Oil & Gas could not overcome investor concerns about weak energy pricing. The shares of Signet Jewelers remained weak. The company has not been able to overcome concerns about weak operating results and risks in its financing division. The shares of AT&T were weak for much of the quarter. The company reported earnings in line with expectations, but a decline in revenues. AT&T reaffirmed earnings guidance with mid-single digit growth and some margin expansion, but not enough to offset concerns about increased competition.

During the quarter we sold Occidental Petroleum and Signet Jewelers and reinvested the proceeds in Cabot Oil and Gas. The ranking of Occidental Petroleum declined as declining oil

(Continued on page 10)

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - June 30, 2017

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –97.1%		
Consumer Discretionary – 10.5%		
Carnival Corp.	3,627	237,822
D. R. Horton, Inc.	6,366	220,073
Mohawk Ind. *	1,089	263,201
		721,096
Consumer Staples – 6.8%		
CVS Health Corp.	1,817	146,196
Kroger Company	4,447	103,704
PepsiCo, Inc.	1,909	220,470
		470,370
Energy – 9.0%		
Baker Hughes Inc.	2,753	150,066
Cabot Oil & Gas	8,845	221,833
Valero Energy	3,657	246,701
		618,600
Financial – 14.7%		
Chubb Corp.	1,112	161,663
Discover Financial	2,944	183,087
JPMorgan Chase	2,438	222,833
Metlife Inc.	3,312	181,961
PNC Financial	2,063	257,607
		1,007,151
Health Care – 12.4%		
Allergan PLC	736	178,914
AmerisourceBergen	1,848	174,691
Anthem, Inc.	1,127	212,023
Mallinckrodt plc. *	1,495	66,991
Zimmer Biomet	1,725	221,490
		854,109
Industrial – 15.7%		
Avery Dennison	3,220	284,551
Delta Air Lines	3,604	193,679
FedEx Corp.	1,097	238,411
Fortune Brands H&S	2,929	191,088
Pentair PLC	2,599	172,938
		1,080,667

Description	Shares	Market Value
Information Technology – 21.2%		
Amphenol Corp-A	2,929	216,219
Applied Materials	5,221	215,679
Facebook, Inc. *	1,472	222,243
Microsoft Corp.	3,895	268,482
Skyworks Solutions	2,990	286,890
Western Digital	2,791	247,283
		1,456,796
Material – 0.9%		
Nucor Corp.	1,120	64,815
		64,815
Telecomm. – 1.7%		
AT & T, Inc.	3,006	113,416
		113,416
Utility – 0.8%		
AES Corporation	4,937	54,850
		54,850
Real Estate Investment Trust – 3.4%		
Equinix, Inc.	545	233,892
		233,892
TOTAL COMMON STOCKS (Cost $ 4,764,677)		6,675,762
SHORT-TERM INVESTMENTS – 2.8%		
1st Amer. Gov. Fund	196,044	196,044
TOTAL SHORT-TERM INVESTMENTS (Cost $ 196,044)		196,044
TOTAL INVESTMENTS – 99.9% (Cost $ 4,960,721)		6,871,806
Other Assets less Liabilities – Net 0.1%		4,039
NET ASSETS 100.0%		$ 6,875,845

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - June 30, 2017

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index



50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending June 30, 2017

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
2nd Quarter	**3.63 %**	3.09 %	2.97 %
1-Year	**22.01 %**	17.91 %	18.74 %
3-Year Annualized	**5.13 %**	9.62 %	8.31 %
5-Year Annualized	**12.53 %**	14.58 %	13.74 %
10-Year Annualized	**6.25 %**	7.15 %	6.39 %
Annualized since inception 9/26/95	**6.36 %**	8.78 %	6.83 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The advisor has contractually agreed to waive its fees and or absorb expenses of the Fund to ensure that the annual operating expenses do not exceed 1.25% through at least May 1, 2017 and cannot be terminated prior to at least one year after the effective date without approval. The gross expense ratio 1.50%.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Skyworks Solutions	4.2 %
Avery Dennison	4.1 %
Microsoft Corp.	3.9 %
Mohawk Industries	3.8 %
PNC Financial	3.7 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	21.2 %
Industrial	15.7 %
Financial	14.7 %
Health Care	12.4 %
Consumer Disc.	10.5 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - June 30, 2017

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 97.3%		
Consumer Discretionary – 22.7%		
Amazon.com Inc. *	404	391,072
Dollar Tree, Inc. *	3,676	257,026
Expedia, Inc.	2,415	359,714
LKQ Corp. *	9,163	301,921
Royal Caribbean	3,681	402,076
Time Warner Inc.	3,218	323,119
Whirlpool Corp.	1,353	259,262
		2,294,190
Consumer Staples – 11.5%		
Church & Dwight	7,158	371,357
Constellation Brands	2,533	490,718
Walgreens Boots	3,784	296,325
		1,158,400
Energy – 1.0%		
Schlumberger	1,493	98,299
		98,299
Financial – 3.7%		
Chubb Limited	2,587	376,098
		376,098
Health Care – 16.6%		
AbbVie, Inc.	2,275	164,960
Celgene Corp. *	2,663	345,844
Gilead Sciences	4,032	285,385
Thermo Fisher	3,094	539,810
UnitedHealth	1,816	336,723
		1,672,722
Industrial – 6.5%		
Robert Half Intl.	5,169	247,750
Southwest Airline	6,506	404,283
		652,033
Information Technology – 31.8%		
Alphabet Inc. Cl A *	264	245,436
Alphabet Inc. Cl C *	264	239,905
Apple, Inc.	3,773	543,387
Cognizant Tech *	5,433	360,751
F5 Networks *	2,248	285,631
IPG Photonics	2,259	327,781
MasterCard Inc.	2,857	346,983
Microsoft Corp.	3,665	252,628
ON SemCndctor *	22,132	310,733
Vantiv, Inc. *	4,738	300,105
		3,213,340
Material – 3.5%		
Sherwin Williams	1,003	352,013
		352,013
TOTAL COMMON STOCKS (Cost $6,911,039)		9,817,095
SHORT-TERM INVESTMENTS – 2.7%		
1st Amer. Gov. Fund	271,394	271,394
TOTAL SHORT-TERM INVESTMENTS (Cost $ 271,394)		271,394
TOTAL INVESTMENTS – 99.9% (Cost$ 7,182,433)		10,088,489
Other Assets less Liabilities – Net 0.1%		4,814
NET ASSETS – 100.0%		$ 10,093,303

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - June 30, 2017

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and Lipper Large-Cap Growth Index


35%
25%
15%
5%
-5%
-15%
-25%
-35%
-45%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Growth Fund
S&P 500 Index
Lipper LC Growth

Quarter and Annualized Total Return for Periods Ending June 30, 2017

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
2nd Quarter	**5.57 %**	3.09 %	6.38 %
1-Year	**17.76 %**	17.91 %	22.70 %
3-Year Annualized	**7.34 %**	9.62 %	9.75 %
5-Year Annualized	**13.26 %**	14.58 %	14.45 %
10-Year Annualized	**6.69 %**	7.15 %	7.63 %
Annualized since inception 6/30/99	**5.02 %**	5.19 %	3.07 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The advisor has contractually agreed to waive its fees and or absorb expenses of the Fund to ensure that the annual operating expenses do not exceed 0.99% through at least May 1, 2017 and cannot be terminated prior to at least one year after the effective date without approval. The gross expense ratio 1.50%.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	5.4 %
Thermo Fisher	5.3 %
Constellation Brands	4.9 %
Southwest Airlines	4.0 %
Royal Caribbean	4.0 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	31.8 %
Consumer Disc.	22.7 %
Health Care	16.6 %
Consumer Staples	11.5 %
Industrial	6.5 %

MANOR INVESTMENT FUNDS - BOND FUND

Schedule of Investments - June 30, 2017

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 96.4%		
U.S. Treasury 1.375% Due 11-30-18	250,000	250,117
U.S. Treasury 1.000% Due 11-30-19	250,000	247,344
U.S Treasury 1.500 % Due 01-31-22	200,000	196,953
U.S. Treasury 1.250 % Due 07-31-23	400,000	381,781
U.S. Treasury 1.500 % Due 08-15-26	150,000	140,285
TOTAL U.S. GOVERNMENT BONDS (Cost $ 1,234,957)		1,216,480
SHORT-TERM INVESTMENTS – 3.1%		
1st American Treasury Obligation Fund	39,229	39,229
TOTAL SHORT-TERM INVESTMENTS (Cost $ 39,229)		39,229
TOTAL INVESTMENTS – 99.5% (Cost $ 1,274,186)		1,255,709
Other Assets less Liabilities – Net – 0.5%		5,814
NET ASSETS - 100.0%		$ 1,261,523

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - June 30, 2017

(Unaudited)

Fund Performance

Investment Performance vs. the Barclay's Int. Treasury Index and the Lipper Gov't Index



15%
10%
5%
0%
-5%
-10%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending June 30, 2017

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
2nd Quarter	**0.10 %**	0.90 %	0.66 %
1-Year	**-2.46 %**	-1.21 %	-1.32 %
3-Year Annualized	**-0.38 %**	1.83 %	1.48 %
5-Year Annualized	**-0.47 %**	1.08 %	1.06 %
10-Year Annualized	**0.88 %**	3.76 %	3.47 %
Annualized since inception 6/30/99	**1.91 %**	4.30 %	4.07 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. You should evaluate investment returns over a long time period as the equity market can be volatile in the short term. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The advisor has contractually agreed to waive its fees and or absorb expenses of the Fund to ensure that the annual operating expenses do not exceed 0.95% through at least May 1, 2017 and cannot be terminated prior to at least one year after the effective date without approval. The gross expense ratio 1.00%.

Top Five Holdings

Security	% of Net Assets
US Treasury 1.250% Due 07-31-23	30.3 %
US Treasury 1.375% Due 11-30-18	19.8 %
US Treasury 1.000% Due 11-30-19	19.5 %
US Treasury 1.500% Due 01-31-22	15.6 %
US Treasury 1.500% Due 08-15-26	11.2 %

(Continued from page 3)
prices pressured operating margins and the value of energy assets on the balance sheet. Signet Jewelers struggled to execute in a weak retail marketplace and has experienced problems in its repair and financing segments. We used the proceeds of the sales to invest in Cabot Oil and Gas, an independent engaged in the development, exploitation, and exploration of oil and gas properties in the continental United States.

The Growth Fund

The Manor Growth Fund rose 5.57%, net of all fees and expenses, during the quarter ending June 30, 2017, outperforming the S&P 500 index return of 3.09% but underperforming comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index, return of 6.38%. The Fund underperformed the S&P 500 index during the trailing 1-year, 3-year, 5-year, and 10-year periods with returns of 17.76%, 7.34%, 13.26%, and 6.69% for the Fund compared to returns of 17.91%, 9.62%, 14.58%, and 7.15% for the index. The fund underperformed comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index during the trailing 1-year, 3-year, 5-year and 10-year periods with returns of 17.76%, 7.34%, 13.26%, and 6.69% for the fund compared to returns of 27.70%, 9.75%, 14.45%, and 7.63% for the index. The Fund continues to outperform the Lipper index since inception with an annualized return of 5.02% for the Fund compared to 3.07% for the index.

During the 2nd Quarter of 2017 the Fund was helped by strong performance from Constellation Brands, Thermo Fisher Scientific, Expedia, Inc., Southwest Airlines, and Royal Caribbean Cruises. The shares of Constellation Brands, a producer and marketer of beer, wine, and spirits, rose steadily throughout the quarter, extending a trend stretching back to the beginning of the year. The stock jumped again on the final trading days of the quarter when the company reported earnings above expectations and raised earnings guidance for the next fiscal year. Thermo Fisher develops and manufactures a wide range of products for life sciences laboratories and analytics. The stock rallied when the company reported revenue and earnings above expectations, and raised guidance for the fiscal year. The shares of Expedia also extended a rally that began at the beginning of the year. The operator of on line travel sites reported strong revenue growth but missed earnings expectations. Investors chose to focus on positive factors that contributed to the revenue growth, especially at its Trivago business segment. The shares of Southwest Airlines rose throughout the quarter, extending a trend that reached back to the middle of last year. Southwest missed earnings estimates but continues to experience growth in revenue per average seat mile, an important metric in the airline industry. The shares of Royal Caribbean Cruses rose steadily throughout the quarter. The company reported earnings above expectations, solid revenue growth, and reaffirmed guidance for the fiscal year.

Notable laggards during the 2nd Quarter of 2017 include F5 Networks, Inc., ON Semiconductor Co., Acuity Brands, Inc., Dollar Tree, Inc., and Schlumberger, Ltd. The shares of F5 Networks fell early in the quarter. The company reported solid revenue growth, but missed earnings expectations. Management outlined several new products scheduled to ship in the current quarter, but lowered revenue and earnings guidance, contributing to investor confusion. The shares of ON Semiconductor fell late in the quarter, despite an upbeat earnings report. The company reported strong revenue growth, revenue and earnings above expectations, and raised revenue guidance for the next quarter. The late-quarter weakness mirrored the stock price action of many other semiconductor names during that period. The shares of Acuity Brands declined early in the quarter after the company reported revenue and earnings below expectations. Company management indicated that they expect softness in market demand through the remainder of the fiscal year. The shares of Dollar Tree were weak through the latter part of the quarter. The company reported revenue growth, but missed earnings expectations, and guided earnings lower for the quarter and fiscal year. The weakness is similar to other companies in the retail industry and the deep-discount sector where the company operates. The shares of Schlumberger, a provider of energy drilling and production services, were weak throughout the quarter, extending a trend that stretched back to the beginning of the year. The company reported moderate revenue growth that was lower than expectations, and earnings in line with expectations. The reaction in the shares reflected investor disap-

pointment in the results, and concerns that continued weakness in the price of oil would lead to a further slowdown in exploration activity.

During the quarter we sold Express Scripts and used the proceeds to purchase United Health Group. Express Scripts, a pharmacy benefits manager, had been a long-term successful holding. More recently, the company executed poorly as the health care marketplace shifted, allowing competitors to gain market share at the expense of Express Scripts. We used the proceeds to invest in United Health Group, a diversified health and well being company serving the health care needs of individuals and health care providers. We also sold both Acuity Brands and Trimble Navigation to invest in IPG Photronics. Acuity has struggled to execute in the economically sensitive lighting industry, while Trimble has experienced a decline in its growth potential. IPG develops and manufactures lasers used for materials processing, communications, and medical applications.

The Bond Fund

The Manor Bond Fund generated a return of 0.10%, net of all fees and expenses, during the quarter ending June 30, 2017, underperforming the Bloomberg Barclay Intermediate US Treasury index return of 0.66% and the Lipper US Government mutual fund index return of 0.90%. The Fund underperformed the Bloomberg Barclay Intermediate US Treasury index and the Lipper US Government mutual fund index during the trailing 1-year, 3-year, 5-year, and 10-year periods with returns of –2.46%, -0.38%, -0.47%, and 0.88% for the Fund, compared to –1.32%, 1.48%, 1.06%, and 3.47% for the Barclay Intermediate Treasury index, and –1.21%, 1.83%, 1.08%, and 3.76% for the Lipper US Government mutual fund index. Performance over these periods reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities. The Fund is managed to provide a low-risk alternative for conservative investors.

Policy Implications of Innovation Adaptation

While the recent push to new highs in the markets has led to elevated valuation measures, it has also prompted concerns about the anemic growth in the economy and the lack of growth in middle class incomes. Innovations in technology and artificial intelligence are making it easier to replace some higher skilled workers without a major loss of productivity, constraining income growth despite a tight labor market. Employers will have a greater incentive to accelerate the adaptation of these technologies as well-meaning but miss-guided policy efforts increase the cost of labor above its productive value. If this trend persists we may continue to experience anemic growth in both the economy and middle class incomes accompanied by elevated market valuations.

Over the past several months we have begun to observe a shift in the drivers of market performance. Initial interest rate hikes by the Fed, and the discussion of steps to reduce the Fed balance sheet, have been a reminder that Fed liquidity driven support for the financial markets is starting to unwind. As a result, investors have begun to focus on more of the fundamental, company specific factors that drive our investment process. We believe that trend will continue and think that this is an excellent opportunity to invest in those innovative companies that are priced attractively relative to those fundamental factors.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101